UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 7, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13024 Ballantyne Corporate Place, Suite 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry Into a Material Definitive Agreement.
On October 7, 2010, Lance, Inc. (the “Company” or “Lance”) and Michael A. Warehime and Patricia A. Warehime (the “Warehimes”) entered into Amendment No. 1 to Standstill Agreement, effective as of September 30, 2010 (the “Standstill Amendment”), to amend the Standstill Agreement entered into by the parties on July 21, 2010 (the “Standstill Agreement”). The Standstill Amendment was entered into in connection with Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”), which was entered into by Lance, Lima Merger Corp. and Snyder’s of Hanover, Inc. (“Snyder’s”) as of September 30, 2010 as previously reported by Lance on its Current Report on Form 8-K filed on October 6, 2010. The Standstill Amendment provides that, from July 21, 2010 until the third anniversary of the effective time of the merger, the Warehimes will not, unless specifically agreed to by a majority of the independent directors of the combined company, take any actions contrary to the following aspects of the proposed governance structure of the combined company as reflected in the Merger Agreement Amendment: (i) reducing the total number of directors from 14 upon completion of the merger to 12 in 2011 and (ii) the re-election of the continuing Lance directors who are eligible for re-election in 2011 and 2012.
Important Information for Investors and Stockholders
This Form 8-K relates to a proposed merger between Lance and Snyder’s that is the subject of a registration statement, which includes a preliminary joint proxy statement/prospectus that has been filed by Lance with the SEC on September 23, 2010. This Form 8-K is not a substitute for the preliminary joint proxy statement/prospectus that Lance has filed with the SEC or any other document (including the definitive joint proxy statement/prospectus) that will be filed with the SEC or sent to Lance or Snyder’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Lance, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Lance through Dee Noon, assistant to the CFO at 704-556-5727 and, in the case of Snyder’s, by directing a request to John Bartman, Vice President at 717-632-4477.
Participants in the Solicitation
Snyder’s, Lance and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Lance. A list of the names of those directors and executive officers and descriptions of their interests in Lance and Snyder’s are contained in the preliminary joint proxy statement/prospectus filed by Lance with the SEC on September 23, 2010. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: October 12, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary